Exhibit 10.9
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                                FOURTH AMENDMENT
                       TO THE CONTRACTOR SERVICE AGREEMENT
           BETWEEN THE UNIVERSITY OF TEXAS MEDICAL BRANCH AT GALVESTON
                                       AND
                      ENVIROCLEAN MANAGEMENT SERVICES, INC.

This fourth amendment (the "Fourth Amendment") is to the Contractor Service Agreement (the "Agreement" or the "Contract") between The University of Texas Medical Branch at Galveston, a component institution of The University of Texas System which is an agency of the State of Texas, ("UTMB") and EnviroClean Management Services, Inc. ("EMSI') and which Agreement became effective on December 8, 1995.

         WHEREAS, UTMB and BMI Services, Inc. entered into the Agreement to provide medical waste disposal services for UTMB on December 8, 1995;

         WHEREAS, BMI Services, Inc. assigned its rights and responsibilities to EMSI on March 4, 1996;

         WHEREAS, UTMB and EMSI, Inc. have amended the Agreement on three previous occasions;

         WHEREAS, UTMB AND EMSI desire to amend the Agreement to allow EMSI to provide security other than a performance bond as contemplated by the Third Amendment;

         NOW THEREFORE, for and in consideration of the above-stated premises, the payments, and the covenants and agreements herein contained, UTMB and EMSI do agree that the Agreement is amended as follows:

The Third Amendment's Attachment A is amended as follows by adding the following
Section 1.4.5:

1.4.5. In lieu of the required $200,000 performance bond, Contractor may elect to fund an account ("Retainage Account") which shall be retained by UTMB and which UTMB shall return to Contractor upon Contractor's faithful performance of the Agreement.

In the event Contractor elects to fund the Retainage Account in the amount of $125,000 and provided it maintains its current performance bond of $75,000, UTMB shall withhold monthly an amount not to exceed Ten Thousand and no/100ths
Dollars ($10,000) from the proceeds that UTMB would otherwise remit to Contractor until the Retainage Account equals $125,000.

In the event Contractor elects to fund the Retainage Account in the amount of $200,000, UTMB shall withhold monthly an amount not to exceed Fifteen Thousand and no/100ths Dollars ($15,000) from the proceeds that UTMB would otherwise remit to Contractor until Retainage Account equals $200,000.

Contractor may elect to provide a Letter of Credit ("LoC") in lieu of any Retainage Account provided the LoC satisfies the requirements of the Third Amendment's Section 1.4 and subject to the approval of the Office of General Counsel of The University of Texas System and UTMB. UTMB's approval shall not be unreasonably withheld.

UTMB shall return the Retainage Account to Contractor promptly in the event Contractor tenders to UTMB either the required performance bond or LoC, but in no event no later than thirty (30) days.

Contractor may elect to provide any combination of a LoC, Retainage Account, or Performance Bond to satisfy the requirements of the Third Amendment's Section 1.4.

Except to the extent specifically modified by any properly executed amendment, all the terms and conditions of the Agreement as amended are in full force and effect, and the parties by their signatures to this Fourth Amendment do hereby confirm and adopt the Agreement as amended by this Fourth Amendment.

ENVIROCLEAN MANAGEMENT                         THE UNIVERSITY OF TEXAS
SERVICES, INC.                                 MEDICAL BRANCH AT GALVESTON

By:  /s/  Matt Fleeger                           /s/ Richard S. Moore
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Title: President/CEO                           Richard S. Moore
                                               Vice President for Business
                                               and Administration

Date: Jan 15, 2002                             Date: Jan 17 2001
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